UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2016

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.

Delaware	PEPCO HOLDINGS, INC. 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-31403	52-2297449

District of Columbia and Virginia	POTOMAC ELECTRIC POWER COMPANY 701 Ninth Street, N.W. Washington, D.C. 20068 Telephone: (202) 872-2000	001-01072	53-0127880

Delaware and Virginia	DELMARVA POWER & LIGHT COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-01405	51-0084283

New Jersey	ATLANTIC CITY ELECTRIC COMPANY 500 North Wakefield Drive Newark, DE 19702 Telephone: (202) 872-2000	001-03559	21-0398280

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS COMBINED FORM 8-K IS BEING SEPARATELY FILED BY EACH OF PEPCO HOLDINGS, INC., POTOMAC ELECTRIC POWER COMPANY, DELMARVA POWER & LIGHT COMPANY AND ATLANTIC CITY ELECTRIC COMPANY. INFORMATION CONTAINED HEREIN RELATING TO ANY INDIVIDUAL REGISTRANT IS FILED BY SUCH REGISTRANT ON ITS OWN BEHALF. NO REGISTRANT MAKES ANY REPRESENTATION AS TO INFORMATION RELATING TO ANY OTHER REGISTRANT.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 23, 2016 (the “Closing Date”), Exelon Corporation, a Pennsylvania corporation (“Exelon”), completed its previously announced acquisition of Pepco Holdings, Inc., a Delaware corporation (“PHI”) through a merger (the “Merger”) of Purple Acquisition Corp., an indirect, wholly owned subsidiary of Exelon (“Merger Sub”), with PHI pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, by and among Exelon, PHI and Merger Sub (the “Merger Agreement”). As a result of the Merger, PHI became an indirect, wholly owned subsidiary of Exelon effective at 4:58 p.m. Eastern Daylight Time (the “Effective Time”) on the Closing Date.

Pursuant to the Merger Agreement, each share of the common stock, par value $0.01 per share, of PHI (a “Share” or, collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than (1) Shares owned by Exelon or any direct or indirect wholly owned subsidiary of Exelon and Shares owned by PHI or any direct or indirect wholly owned subsidiary of PHI, and in each case not held on behalf of third parties (but not including Shares held by PHI in any “rabbi trust” or similar arrangement in respect of any compensation plan or arrangement) and (2) Shares that are owned by stockholders (“Dissenting Stockholders”) who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the Delaware General Corporation Law (each Share referred to in clause (1) or clause (2) being an “Excluded Share” and collectively, “Excluded Shares”)) shall be converted into the right to receive $27.25 per Share in cash, without interest. At the Effective Time, all of the Shares ceased to be outstanding, were cancelled and ceased to exist, and each certificate (a “Certificate”) formerly representing any of the Shares (other than Excluded Shares) and each non-certificated Share represented by book-entry (a “Book Entry Share”) (other than Excluded Shares), represents only the right to receive $27.25 per Share in cash, without interest, and each Certificate formerly representing Shares or Book Entry Shares owned by Dissenting Stockholders shall thereafter only represent the right to receive the payment provided by Section 262 of the Delaware General Corporation Law with respect to Shares owned by such Dissenting Stockholder. Pursuant to the Merger Agreement, all of the shares of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time were converted into one Share.

In addition, effective as of the opening of trading on the New York Stock Exchange (“NYSE”) on the Closing Date, the shares of PHI common stock, which trade under the symbol “POM”, were suspended from trading on, and were delisted from, the NYSE.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2 to this Current Report on Form 8-K.

On the Closing Date, PHI and Exelon issued a joint press release announcing the completion of the Merger and the delisting of PHI’s common stock from the NYSE. A copy of the press release is included as Exhibit 99 hereto and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

The information under Item 2.01 is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, PHI restricted stock units, performance stock units and awards were cancelled and converted into the right of the holder to receive the $27.25 per applicable Share. At the Effective Time, the holders ceased to have any rights as stockholders in PHI (other than their right to receive the merger consideration pursuant to the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2 to this Current Report on Form 8-K.

Item 5.01. Changes in Control of the Registrant.

As a result of the Merger, a change in control of PHI occurred, and each of PHI and its wholly owned subsidiaries, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company, is now an indirect wholly owned subsidiary of Exelon. The information under Item 2.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Effective Time of the Merger, the certificate of incorporation of PHI was amended and restated in its entirety pursuant to the Merger Agreement to read as set forth in Exhibit A to the Merger Agreement. The Amended and Restated Certificate of Incorporation of PHI does not result in any material modification to the rights of PHI security holders.

A copy of the Amended and Restated Certificate of Incorporation of PHI, as in effect at the Effective Time, is included as Exhibit 3.1 to this Current Report on Form 8-K.

The Restated Certificate of Incorporation of PHI, as in effect immediately prior to the Effective Time, is included as Exhibit 3.2 to this Current Report on Form 8-K.

The Certificate of Designation for Series A Non-Voting Non-Convertible Preferred Stock of PHI, as in effect immediately prior to the Effective Time, is included as Exhibit 3.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following items are included as Exhibits to this report:

Exhibit No.	Description

2	Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, by and among Exelon Corporation, Pepco Holdings, Inc. and Purple Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Pepco Holdings, Inc., with the SEC on July 21, 2014).

3.1	Amended and Restated Certificate of Incorporation of Pepco Holdings, Inc., as of March 23, 2016

3.2	Restated Certificate of Incorporation of Pepco Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K filed by Pepco Holdings, Inc., with the SEC on March 13, 2006)

3.3	Certificate of Designation for Series A Non-voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by Pepco Holdings, Inc., with the SEC on April 30, 2014)

99.1	Joint Press Release, dated March 23, 2016, announcing the completion of the Merger and delisting of shares of Pepco Holdings, Inc., common stock from the New York Stock Exchange.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEPCO HOLDINGS, INC.
DELMARVA POWER & LIGHT COMPANY
POTOMAC ELECTRIC POWER COMPANY
ATLANTIC CITY ELECTRIC COMPANY

Date: March 23, 2016	/s/ David M.Velazquez
	Name:	David M. Velazquez
	Title:	President and Chief Executive Officer of Pepco Holdings, Inc., Delmarva Power & Light Company, Potomac Electric Power Company and Atlantic City Electric Company

EXHIBIT INDEX

Exhibit No.	Description

2	Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, by and among Exelon Corporation, Pepco Holdings, Inc. and Purple Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Pepco Holdings, Inc., with the SEC on July 21, 2014).

3.1	Amended and Restated Certificate of Incorporation of Pepco Holdings, Inc., as of March 23, 2016

3.2	Restated Certificate of Incorporation of Pepco Holdings, Inc. (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K filed by Pepco Holdings, Inc., with the SEC on March 13, 2006)

3.3	Certificate of Designation for Series A Non-voting Non-Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K filed by Pepco Holdings, Inc., with the SEC on April 30, 2014)

99.1	Joint Press Release, dated March 23, 2016, announcing the completion of the Merger and delisting of shares of Pepco Holdings, Inc. common stock on the New York Stock Exchange.